UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) December 9, 2004
                                                         ----------------

                              --------------------

                          Mediscience Technology Corp.
                          ----------------------------
               (Exact Name of Registrant as Specified in Charter)


        New Jersey                      0-7405                  22-1937826
        ----------                      ------                  ----------
(State or Other Jurisdiction         (Commission               (IRS Employer
     of Incorporation)               File Number)            Identification No.)


1231 Folkestone Way, PO Box 598, Cherry Hill, New Jersey            08034
--------------------------------------------------------            -----
       (Address of Principal Executive Offices)                   (Zip Code)

        Registrant's telephone number, including area code (856) 428-7952
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into of a Material Definitive Agreement.

     On December 9, 2004, Mediscience Technology Corp. (the "Company") and Michael Engelhart, the Company's President and Chief Operating Officer ("Engelhart"), amended and restated Engelhart's Employment Agreement dated April 23, 2003 (the "Employment Agreement") and the two instruments issued pursuant thereto, which had been previously filed on April 28, 2003 as exhibits to the Company's Form 8-K. The amendment and restatement was effected to eliminate the ambiguities and inconsistencies between the instruments and the Employment Agreement.

     A copy of the Amended and Restated Employment Agreement dated December 9, 2004 between the Company and Engelhart (the "Amended and Restated Employment Agreement") is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein.

     Attached as Exhibit A to the Amended and Restated Employment Agreement is the form of the nonqualified stock option dated April 23, 2003 to purchase 200,000 shares of the Company's common stock at an exercise price of $0.25 per share that has been amended and restated to make it consistent with the intent of the Company and Engelhart that the instrument issued pursuant to the Employment Agreement covering 200,000 of the Company's common stock which is being cancelled was a nonqualifed stock option granted under the 1999 Stock Incentive Plan of the Company (the "1999 Plan"). The exercise price, number of shares subject thereto, vesting provision and expiration date of the nonqualified stock option are all identical with the instrument originally issued pursuant to the Employment Agreement covering the same number of shares.

     Attached as Exhibit B to the Amended and Restated Employment Agreement is the form of the incentive stock option dated December 9, 2004 to purchase up to 1,800,000 shares of the Company's common stock at an exercise price of $1.00 per share that has been issued to Engelhart to replace the instrument originally issued pursuant to the Employment Agreement covering the same number of shares, which has been cancelled, because the original instrument was intended to be an incentive stock option but was disqualified from being one due to the partial assignability thereof that had been contained in the Employment Agreement. This incentive stock option, which was granted under the 1999 Plan, covers the same number of shares and has the same exercise price, expiration date and vesting provisions as the instrument originally issued pursuant to the Employment Agreement covering the same number of shares.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             Mediscience Technology Corp.
December 10, 2004                            By: Peter Katevatis
                                                 ---------------
                                                 Name: Peter Katevatis
                                                 Title: Chief Executive Officer

Item 9.01   Financial Statements and Exhibits.

          (c)  Exhibits.

               Exhibit No.        Description
               -----------        -----------

               99.1               Amended   and Restated   Employment  Agreement
                                  dated December 9, 2004, between Mediscience Technology Corp. and Michael W. Engelhart.